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                                                                   EXHIBIT 10.7E

                                                                [Conformed Copy]

     FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

     This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "First
                                                                          -----
Amendment") dated as of December 19, 1997, is made and entered into among
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BARRETT RESOURCES CORPORATION, a Delaware corporation ("Borrower"), the Banks
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(as hereinafter defined), TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association ("TCB") acting in its capacity as agent for the Banks (in
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such capacity, the "Agent"), and THE CHASE MANHATTAN BANK, a New York state
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banking corporation ("Chase") acting in its capacity as competitive bid auction
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agent for the Banks (in such capacity, the "Competitive Bid Auction Agent").
                                            -----------------------------

     WHEREAS, Borrower, the financial institutions party thereto (the "Banks")
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and the Agent have heretofore entered into an Amended and Restated Credit
Agreement dated as of November 12, 1997 (the "Credit Agreement") providing for,
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among other things, revolving credit loans to be made by the Banks to Borrower in a principal amount not to exceed $250,000,000.00 in the aggregate at any time outstanding on the terms and subject to the conditions therein set forth; and

     WHEREAS, the parties desire to amend the Credit Agreement in certain respects;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and for other good and valuable consideration, the parties hereto agree as follows:

     1.   MODIFICATION OF SECTION 2.02.  Subsection 2.02.1 of the Credit
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Agreement is hereby amended to read in its entirety as follows:

          "2.02.1   Initial Borrowing Base.  During the period from the
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          Effective Date until December 19, 1997, the Borrowing Base shall be
          $115,000,000. During the period from December 19, 1997 to the first Redetermination Date (May 1, 1998), the Borrowing Base shall be $150,000,000."

     2.   REPRESENTATIONS AND WARRANTIES.  Borrower hereby represents and
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warrants that (a) the Borrower has the corporate power, authority and legal right to execute and deliver this First Amendment and to perform the Credit Agreement as amended through this First Amendment, and has taken all necessary corporate action to authorize the execution and delivery of this First Amendment and the performance of the Credit Agreement as amended through this First Amendment, (b) this First Amendment has been duly executed and delivered on behalf of Borrower, (c) the Credit Agreement as amended through this First Amendment constitutes a valid and legally binding agreement enforceable against Borrower in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws relating to creditors' rights generally and by general principles of equity which may limit the right to obtain equitable remedies (regardless of whether such enforceability is considered in a proceeding in equity or at law), (d) the representations and warranties contained in Article IV of the Credit Agreement as amended through this First Amendment are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof (or, if stated to have been made solely as of an earlier date, were true and correct as of such earlier date) and (e) no Event of Default (as such term is defined in the Credit Agreement) has occurred and is continuing.
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     3.   EFFECTIVENESS.  This First Amendment shall become effective on the
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date when each of the following conditions shall have been fulfilled:

     3.1. Borrower and each Bank shall have duly executed a counterpart of this First Amendment and delivered same to the Agent, or, in the case of any Bank as to which an executed counterpart hereof shall not have been so delivered, the Agent shall have received written confirmation by telecopy or other similar writing from such Bank of execution of a counterpart hereof by such Bank.

     3.2. The Agent shall have received a certificate, in form and substance satisfactory to the Agent and dated as of the date hereof, from the Secretary or Assistant Secretary of Borrower as to (i) the election, incumbency and signatures of the officer(s) of the Borrower executing this First Amendment, and
(ii) no amendments, modifications, changes or alterations to, or revocation, repeal or supersession of, (x) its Certificate of Incorporation since June 18, 1997, and (y) its Bylaws since July 19, 1995.

     3.3. Borrower shall have executed and delivered, or caused to be executed and delivered, to the Agent such other documents and instruments and taken such other actions as the Banks may reasonably request in connection with this First Amendment or the matters referred to herein.

     4.   EXPENSES.  Whether or not this First Amendment shall become effective
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as provided in paragraph 3 above and whether or not the transactions contemplated hereby shall be consummated, Borrower agrees to pay on demand any and all expenses incurred by the Agent (including, without limitation, reasonable fees and disbursements of counsel for the Agent) in connection with or relating to the execution and delivery of this First Amendment.

     5.   MISCELLANEOUS PROVISIONS.
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     5.1. Except as amended and modified through this First Amendment, the
Credit Agreement shall continue in full force and effect. The Credit Agreement and this First Amendment shall be read, taken and construed as one and the same instrument.

     5.2. This First Amendment may be signed in any number of counterparts, and by different parties on separate counterparts, each of which shall be construed as an original, but all of which together shall constitute one and the same instrument.

     5.3. Capitalized terms used herein without definition shall have the meaning assigned to them in the Credit Agreement. The term "Credit Agreement" as defined and used in the other Loan Documents or any other instrument, document or writing furnished to the Bank by Borrower in connection with the Credit Agreement shall mean the Credit Agreement as amended through this First Amendment.

     5.4. THIS FIRST AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND OF THE UNITED STATES OF AMERICA TO THE EXTENT APPLICABLE.

     5.5. THE CREDIT AGREEMENT AS AMENDED THROUGH THIS FIRST AMENDMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(A) OF THE TEXAS BUSINESS AND COMMERCE CODE, AND REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed and

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delivered as of the date first above written.

                              BORROWER

                              BARRETT RESOURCES CORPORATION

                              By: /s/ Robert W. Howard
                              Name: Robert W. Howard
                              Title: Senior Vice President - Finance & Treasurer

                              AGENT

                              TEXAS COMMERCE BANK
                                NATIONAL ASSOCIATION,
                              In its capacity as Agent for the Banks

                              By: /s/ Timothy B. Perry
                              Name: Timothy B. Perry
                              Title: Senior Vice President

                              THE COMPETITIVE BID AUCTION AGENT

                              THE CHASE MANHATTAN BANK
                              In its capacity as the Competitive Bid Auction
                                Agent for the Banks

                              By: /s/ Christopher Consomer
                              Name: Christopher Consomer
                              Title: Associate

                              BANKS

                              TEXAS COMMERCE BANK
                                NATIONAL ASSOCIATION

                              By: /s/ Timothy B. Perry
                              Name: Timothy B. Perry
                              Title: Senior Vice President


                              NATIONSBANK OF TEXAS, N.A.

                              By: /s/ David C. Rubenking
                              Name: David C. Rubenking
                              Title: Senior Vice President

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                              BANK OF MONTREAL, HOUSTON AGENCY

                              By: /s/ Robert L. Roberts
                              Name: Robert L. Roberts
                              Title: Director, U.S. Corporate Banking

                              BANKBOSTON, N.A.

                              By: /s/ Terrence Ronan
                              Name: Terrence Ronan
                              Title: Vice President

                              THE FIRST NATIONAL BANK OF CHICAGO

                              By: /s/ Carl E. Skoog
                              Name: Carl E. Skoog
                              Title: Authorized Agent

                              U.S. BANK NATIONAL ASSOCIATION
                                 D/B/A COLORADO NATIONAL BANK

                              By: /s/ Mark E. Thompson
                              Name: Mark E. Thompson
                              Title: Vice President



H: 297800.03
110864-19/1187

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